UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)
November 10, 2004   (November 5, 2004)
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                         WELLSFORD REAL PROPERTIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

       1-12917                                           13-3926898
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(Commission File Number)                      (IRS Employer Identification No.)


535 Madison Avenue, New York, New York                     10022
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(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 838-3400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On November 5, 2004, Wellsford Capital, a wholly owned subsidiary of Wellsford Real Properties, Inc. ("Wellsford"), entered into an LLC Interest Purchase Agreement (the "Agreement") with Rose Hill Funding LLC ("Rose Hill") an affiliate of The Liberty Hampshire Company, L.L.C.

     Pursuant to the terms of the Agreement, Wellsford Capital will sell its 51.0909% Class A ownership interest in Second Holding Company, LLC ("Second Holding") which was held since 1998 to Rose Hill for a purchase price of $15,000,000. Second Holding is a company which was organized to purchase investment and non-investment grade rated real estate debt instruments and investment grade rated other asset-backed securities. The closing of the transaction is subject to the approval of Wellsford's Board of Directors and customary closing conditions. The transaction is expected to close by December 1, 2004.

     This Form 8-K, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the risk that the closing on the sale of the Second Holding interests held by Wellsford Capital is not consummated. Therefore, actual results could differ materially from those projected in such statements.

     A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

   (c)    Exhibits

          10.1 LLC Interest Purchase Agreement, dated as of November 5, 2004, between Wellsford Capital and Rose Hill Funding LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WELLSFORD REAL PROPERTIES, INC


Date:  November 10, 2004                      By:/s/ James J. Burns
                                                 ----------------------------
                                                 Name: James J. Burns
                                                 Title: Chief Financial Officer